Exhibit 10.1.32

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE
1 | 3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

P00024		See Block 16C
6. ISSUED BY		CODE ocsc		7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]

[**Redacted**]				[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				9A. AMENDMENT OF SOLICITATION NO.

DIGITALGLOBE, INC.
Attn: DIGITALGLOBE, INC.				9B. DATED (SEE ITEM 11)
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493
			X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021013CN002

10B. DATED (SEE ITEM 13)
CODE 1CGQ7		FACILITY CODE		07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Not Applicable:
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO, AS DESCRIBED IN ITEM 14,
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X				FAR 52.243-1 CHANGES - FIXED-PRICE
E. IMPORTANT:	Contractor	☐ is not.	[X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:   31-1420852

DUNS Number:    789638418

The purpose of this modification is to revise the Service Level Agreement Performance Criteria (Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW), Appendix B) by deleting the Ground System Performance (Availability) and Interface Documentation Compliance criterion and adding a new Deploy Success criterion. Additionally, the Collection Performance (Satellite Availability) criterion is revised to add a second Order Priority Level to demonstrate order satisfaction. An administrative correction is also made to Appendix B to reflect revisions made under Contract Modification P00005.

The total value of the contract remains unchanged.

Continued

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

[**Redacted**]		[**Redacted**]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[**Redacted**]
[**Redacted**]		[**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070

Previous edition unusable

TANDARD FORM 30

(REV. 10-83)

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00024	PAGE OF
		2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

1. Under Section J - List of Attachments, Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW) dated January 22, 2014 is revised to change the date to November 20, 2015. Change page 64 is attached hereto.

2. Under Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW), the following changes are made:

a. On the Title Page, the date is changed to 20 November 2015. SOW change page Title Page is attached hereto.

b. Under Appendix B, Baseline Imagery Period Service Level Agreement Schedule, the following changes are made:

(1) Under the Section entitled Allocation of Pre-Emptive Minutes, the asterisk note is revised FROM... [**Redacted**] Trump Minute to every [**Redacted**]  DAF minutes ... TO... [**Redacted**] Trump Minute to every [**Redacted**] DAF minutes .... This is an administrative correction to bring this note in compliance with revisions made under Modification P00005 dated 05 February 2014. SOW change page 58 is attached hereto.

(2) Under the Section entitled , Metrics Reporting/Reports and Performance Criteria, Metrics, Performance Criteria under Performance Criteria:

(a) Under the second paragraph is revised to add Table 18d as follows:    The imagery provider's performance will be assessed based on the Performance Criteria delineated in the Tables below (18, 18a, 18b, 18c and 18d), Performance Criteria. SOW change page 61 is attached hereto.

(b) Under Table 18c, Performance Criteria Effective 01-February-2014, in the last column, designated CLINs are revised FROM CLINs 0401, 0501, 0601, 0701, 0801 & 0901 TO CLINs 0401 and 0501. SOW change pages 63 and 64 are attached hereto.

(c) New Table 18d, Performance Criteria Effective 01-January-2016 is added that Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00024	PAGE OF
		3	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
covers CLIN 0501 as of 01-January-2016 and CLINs 0601, 0701, 0801 and 0901. sow change pages 63a and 63b are attached hereto. Payment: [**Redacted**] Period of Performance: 09/01/2013 to 08/31/2016

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00024

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1(U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	November 20, 2015
2	DD Form 254, Contract Security Classification Specification, Revision 1	June 17, 2015
3	Government Furnished Property List	February 28, 2014
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement

Contract Page 64 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1